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                                                                   EXHIBIT 10.53

                                                                  EXECUTION COPY

                          COLLATERAL SHARING AGREEMENT

                                            COLLATERAL SHARING AGREEMENT dated
                                    as of March 3, 2003, among JPMORGAN CHASE
                                    BANK, as Collateral Agent, WELLS FARGO BANK
                                    MINNESOTA, NATIONAL ASSOCIATION, as Trustee,
                                    ON SEMICONDUCTOR CORPORATION and
                                    SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC.

                              W I T N E S S E T H :

                  WHEREAS, the Companies (such term and each other capitalized term used herein having the meanings set forth in Section 1 below), certain lenders, and JPMorgan Chase Bank, as administrative agent, collateral agent and syndication agent, are parties to the Credit Agreement dated as of August 4, 1999, as amended and restated as of April 3, 2000;

                  WHEREAS, the Companies and the Trustee have entered into the Indenture dated as of March 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Companies intend to issue the Notes;

                  WHEREAS, the Companies and certain lenders under the Credit Agreement referred to above have entered into an Amendment and Restatement Agreement dated as of February 14, 2003 (the "Amendment and Restatement Agreement"), to amend and restate the Credit Agreement referred to above as of February 14, 2003 (such Credit Agreement, as further amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement") in order to, among other things, permit, subject to certain terms and conditions, (a) the issuance of the Notes by the Companies and (b) the amendment of the Security Documents to provide for securing the Noteholder Claims thereunder; and

                  WHEREAS, it is a condition precedent to the effectiveness of the amendments contemplated by the Amendment and Restatement Agreement that the parties hereto enter into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                  SECTION 1. (a) DEFINITIONS. As used in this Agreement, the following terms have the meanings specified below:

                  "Administrative Agent" means JPMorgan Chase Bank, in its capacity as the administrative agent under the Existing Credit Agreement.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of his or her being an officer or director of such Person.

                  "Amendment and Restatement Agreement" has the meaning set forth in the recitals hereto.

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                  "Applicable Secured Documents" means (a) in respect of any
Noteholder Claims, the Noteholder Documents and (b) in respect of any Senior Lender Claims, the relevant Senior Loan Documents or other documents governing such Senior Lender Claims.

                  "Bank Indebtedness" means any and all amounts payable under or in respect of the Credit Agreement and any Refinancing Indebtedness (as defined in the Indenture) with respect thereto, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to either Company whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof. It is understood and agreed that Refinancing Indebtedness (as defined in the Indenture) in respect of the Credit Agreement may be Incurred (as defined in the Indenture) from time to time after termination of the Credit Agreement.

                  "Bankruptcy Law" means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

                  "Business Day" means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

                  "Cash Management Obligations" means, with respect to any Person, all Obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services in connection with any automated clearing house transfers of funds or any similar transactions.

                  "Collateral" means all assets or property of the Grantors, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

                  "Collateral Account" has the meaning set forth in Section 4.1.

                  "Collateral Agent" means JPMorgan Chase Bank, in its capacity as collateral agent under the Security Documents and this Agreement.

                  "Collateral Agent Fees" means all fees, costs and expenses of, and other amounts owing to, the Collateral Agent of the types referred to in
Section 2.4.

                  "Collateral Estate" has the meaning set forth in Section
2.1(b).

                   "Commodity Hedge Obligations" means, with respect to any Person, all Obligations of such Person in respect of any commodity price protection agreement or other commodity price hedging arrangement or other similar agreement or arrangement.

                  "Companies" means Holdings and SCI.

                   "Credit Agreement" means the Existing Credit Agreement and all other Loan Documents (as defined therein) and any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof (except to the extent that any such amendment, supplement, modification, extension, renewal, restatement or refunding would be prohibited by the terms of the Indenture, unless otherwise agreed to by the Holders of at least a majority in aggregate principal amount of Notes at the

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time outstanding) and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders that replace, refund or refinance any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof.

                  "Credit Facilities" means one or more debt facilities (including the Credit Agreement) or commercial paper facilities providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, or any debt securities or other form of debt financing (including convertible or exchangeable debt instruments), in each case, as amended, supplemented, modified, extended, renewed, restated or refunded in whole or in part from time to time.

                  "Discharge of Senior Credit Agreement Claims" means, except to the extent otherwise provided in Section 5.2, payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the Senior Credit Agreement constituting Senior Lender Claims or, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing under the Senior Credit Agreement at or prior to the time such principal, interest and premium, if any, are paid.

                  "Discharge of Senior Lender Claims" means payment in full in cash of (a) the principal of and interest and premium, if any, on all Indebtedness outstanding under the First-Lien Credit Facilities or, with respect to Hedging Obligations, Commodity Hedge Obligations or letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with such First-Lien Credit Facilities, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and premium, if any, are paid.

                  "Distribution Date" means each date fixed by the Collateral Agent in its sole discretion for a distribution pursuant to the applicable provisions of this Agreement of any funds held in the Collateral Account.

                  "Existing Credit Agreement" has the meaning set forth in the recitals hereto.

                  "First-Lien Credit Facilities" means (a) the Credit Facilities provided pursuant to the Credit Agreement and (b) any other Credit Facility, that, in the case of both clauses (a) and (b), is secured by a Permitted Lien (as defined in the Indenture) described in clause (a) or (e) of the definition thereof and (except for the Credit Facilities provided pursuant to the Existing Credit Agreement) is designated by the Companies as a "First-Lien Credit Facility" for purposes of the Indenture.

                  "Future First-Lien Credit Facility" means any First-Lien Credit Facility (other than the Existing Credit Agreement), provided that the Required Lenders under any Senior Credit Agreement then in effect have consented to the designation of such Credit Facilities as a "First-Lien Credit Facility".

                  "Future Other First-Lien Obligations" means all Obligations of either Company or any other Grantor, to a creditor under a First-Lien Credit Facility, in respect of Cash Management Obligations or Hedging Obligations that are designated by the Companies as "Credit Agreement Obligations" for purposes of the Indenture (other than any Senior Lender Cash Management Obligations and Senior

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Lender Hedging Obligations); provided that the Required Lenders under any Senior
Credit Agreement then in effect have consented to such designation.

                  "Grantors" means each of the Companies and the Subsidiaries that has executed and delivered a Security Document.

                  "Hedging Obligations" means, with respect to any Person, the Obligations of such Person in respect of (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements, (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates or
(c) Commodity Hedge Obligations.

                  "Holdings" means ON Semiconductor Corporation, a Delaware corporation.

                  "Indebtedness" means and includes all Obligations that constitute "Indebtedness" within the meaning of the Indenture or the Senior Credit Agreement.

                  "Indenture" has the meaning set forth in the recitals hereto.

                  "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

                  "Instructing Group" means, until the Discharge of Senior Credit Agreement Claims has occurred, the Required Lenders, and thereafter, the Majority Secured Parties.

                  "Intercreditor Agreement" means the Intercreditor Agreement dated as of May 6, 2002, among JPMorgan Chase Bank, as credit agent, Wells Fargo Bank Minnesota, National Association, as trustee, and the Companies.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Parties" means the Companies and the other Grantors.

                  "Majority Secured Parties" means, at any time, the Secured Party or Secured Parties, acting through its (or their) respective Representative, holding more than 50% of the aggregate amount of the Secured Obligations then outstanding. In calculating the aggregate amount of the Secured Obligations then outstanding represented by each Representative, (a) the amount of Indebtedness outstanding shall be that reflected on the applicable debtor's balance sheet, as determined in accordance with GAAP, (b) the amount outstanding in respect of a letter of credit shall be the face amount of such letter of credit and (c) the amount outstanding in respect of Hedging Obligations or Cash Management Obligations shall be

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the amount which would be due and payable to a Secured Party holding such
Hedging Obligations or Cash Management Obligations, as applicable, if such Hedging Obligations or Cash Management Obligations were then terminated.

                  "Noteholder Claims" means all Obligations in respect of the Notes and the guarantees of the Notes or arising under the Noteholder Documents or any of them.

                  "Noteholder Documents" means (a) the Indenture and the Notes and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder. Notwithstanding the foregoing, for purposes of this Agreement, "Noteholder Documents" shall be deemed to exclude the Security Documents.
                  "Noteholders" means the Persons holding Noteholder Claims.

                  "Notes" means (a) the 12% Senior Secured Notes due 2010 to be issued by the Companies as co-issuers, (b) the exchange notes issued in exchange therefor as contemplated by the Registration Rights Agreement dated as of March 3, 2003, among Holdings, SCI and the Initial Purchasers (as defined therein) and
(c) any additional notes issued under the Indenture by the Companies as co-issuers, to the extent permitted by the Indenture and the Senior Credit Agreement.

                  "Obligations" means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit and any other obligations or (d) any Cash Management Obligations or Hedging Obligations.

                  "Other Secured Parties" means the Secured Parties holding Secured Obligations other than Secured Obligations under the Senior Credit Agreement.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

                  (b) investments in commercial paper maturing not more than one year after the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from Standard & Poor's Rating Service or from Moody's Investor Service, Inc.;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing not more than one year after the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts and overnight bank deposits issued or offered by, any commercial bank organized under the laws of the United States of America or any state thereof or any foreign country recognized by the United States of America that has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the foreign-currency equivalent thereof);

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                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above or clause (e) or (f) below and entered into with a financial institution satisfying the criteria described in clause (c) above;

                  (e) securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest credit ratings obtainable from Standard & Poor's Rating Service or from Moody's Investor Service, Inc.;

                  (f) securities issued by any foreign government or any political subdivision of any foreign government or any public instrumentality thereof having maturities of not more than six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest credit ratings obtainable from Standard & Poor's Rating Service or from Moody's Investor Service, Inc.; and

                  (g) investments in funds that invest solely in one or more types of securities described in clauses (a), (e) and (f) above.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

                  "Pledged Collateral" means (a) the "Pledged Securities" under, and as defined in, the Pledge Agreement (as defined in the Existing Credit Agreement and the Indenture), and (b) any other Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code.

                  "Recovery" has the meaning set forth in Section 6.4 hereof.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Representatives" means (a) in respect of any of the Senior Lender Claims under the Existing Credit Agreement, the Administrative Agent, (b) in respect of any other Senior Lender Claims, the agent or trustee in respect thereof (or, if there is no agent or trustee, the holder or holders thereof) and
(c) in respect of any of the Noteholder Claims, the Trustee.

                  "Required Lenders" means, with respect to any amendment, modification, termination, waiver, consent, direction or other action, those Senior Lenders the approval of which is required pursuant to the Senior Loan Documents to approve such amendment, modification, termination, waiver, consent, direction or other action.

                  "SCI" means Semiconductor Components Industries, LLC, a Delaware limited liability company.

                  "Second-Lien Notes" means the $300.0 million aggregate principal amount of 12.0% senior secured notes issued by the Companies on May 6, 2002 and the exchange notes issued or to be issued in exchange therefor.

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                  "Secured Obligations" means, without duplication, (a) the
Senior Lender Claims and (b) the Noteholder Claims.

                  "Secured Parties" means (a) the Senior Lenders, (b) the Administrative Agent, (c) the Collateral Agent, and (d) the Trustee, for the benefit of the holders from time to time of the Noteholder Claims.

                  "Security Documents" means the Security Documents (as defined in the Existing Credit Agreement and the Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims or Noteholder Claims or under which rights or remedies with respect to such Liens are governed.

                  "Senior Credit Agreement" means the Existing Credit Agreement; provided that if at any time a Discharge of Senior Credit Agreement Claims occurs with respect to the Existing Credit Agreement (without giving effect to Section 5.2), then, to the extent provided in Section 5.2, the term "Senior Credit Agreement" means the Future First-Lien Credit Facility designated by the Companies as the "Senior Credit Agreement" in accordance with such Section.

                  "Senior Credit Agreement Lender" means any Senior Lender that holds any Senior Lender Claim under the Senior Credit Agreement.

                  "Senior Lender Cash Management Obligations" means any Cash Management Obligations secured by any Collateral under the Security Documents.

                  "Senior Lender Claims" means (a) all Bank Indebtedness and all other Indebtedness outstanding under one or more of the Senior Loan Documents, including any Future First-Lien Credit Facilities, the Indebtedness under each of which (i) constitutes Permitted Debt (as defined in the Indenture) or is otherwise permitted by the Indenture, (ii) is designated by the Companies as "Credit Agreement Obligations" for purposes of the Indenture and (iii) is secured by a Permitted Lien (as defined in the Indenture) described in clause
(a) or (e) of the definition thereof, (b) all other Obligations (not constituting Indebtedness) of either Company or any Grantor under the Senior Loan Documents or any such other Future First-Lien Credit Facility, including all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations and (c) all Future Other First-Lien Obligations. Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Senior Lender Claims (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding anything to the contrary contained in the first sentence of this definition, any Obligation under the Senior Loan Documents or any Future First-Lien Credit Facility (including any Cash Management Obligations or Hedging Obligations) shall constitute a "Senior Lender Claim" if the Collateral Agent or the relevant Senior Lender or Senior Lenders shall have received a written representation from either Company in or in connection with the execution of such Senior Loan Documents evidencing such Obligation that such Obligation constitutes a "Credit Agreement Obligation" under and as defined in the Indenture (whether or not such Obligation is at any time determined not to have been permitted to be incurred under the Indenture).

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                  "Senior Lender Hedging Obligations" means any Hedging
Obligations secured by any Collateral under the Security Documents.

                  "Senior Lenders" means the Persons holding Senior Lender
Claims.

                  "Senior Loan Documents" means the Senior Credit Agreement, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for or evidencing any other Obligation under the Credit Agreement or any Future First-Lien Credit Facility or any Future Other First-Lien Obligations, and any other related document or instrument executed or delivered pursuant to any Senior Loan Document at any time or otherwise evidencing any Senior Lender Claims. Notwithstanding the foregoing, for purposes of this Agreement, "Senior Loan Documents" shall be deemed to exclude the Security Documents.

                  "Senior Subordinated Notes" means the $400.0 million aggregate principal amount of 12.0% senior subordinated notes issued by the Companies on August 4, 1999 and the exchange notes issued in exchange therefor.

                  "Subsidiary" means any "Subsidiary" of either Company, as defined in the Indenture or the Senior Credit Agreement.

                  "Trustee" means Wells Fargo Bank Minnesota, National Association, in its capacity as trustee under the Indenture.

                  "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                           (b) Terms Generally. The definitions of terms herein
shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 2.   THE COLLATERAL AGENT.

                  2.1 General Authority of the Collateral Agent over the Collateral. (a) By acceptance of the benefits of this Agreement and the Security Documents, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under the Security Documents, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for executing and delivering any amendments to the Security Documents and enforcement of any provisions of this Agreement and the Security Documents against any

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Grantor or the exercise of remedies hereunder or thereunder, in accordance with and to the extent consistent with this Agreement and the Security Documents,
(iii) to agree, except as provided in this Agreement and the Security Documents, that such Secured Party shall not take any action (other than through the Collateral Agent) to enforce any provisions of this Agreement or any Security Document against any Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the Security Documents. Each Representative of the Other Secured Parties, for itself and on behalf of such Other Secured Parties, hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Representative and Other Secured Parties, as applicable, or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 2.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 2.1, including any termination statements, endorsements or other instruments of transfer or release, in accordance with this Agreement and the Security Documents.

                  (b) The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Collateral Estate") under and subject to the conditions set forth in this Agreement and the Security Documents; and the Collateral Agent further agrees that it will hold such Collateral Estate in trust for the ratable benefit of the relevant Secured Parties, for the enforcement of the payment of all Secured Obligations secured by the relevant Collateral (subject to the limitations and priorities set forth herein and in the Security Documents) and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents.

                  2.2 Information as to Secured Parties and Representatives. The Companies shall deliver to the Collateral Agent from time to time after the date hereof upon request of the Collateral Agent a list setting forth as of a date not more than 30 days prior to the date of such delivery, (a) the aggregate unpaid principal amount of the Senior Lender Claims outstanding, (b) the aggregate unpaid principal amount of the Noteholder Claims outstanding, and (c) to the extent known to the Company, the respective names and addresses of each Secured Party. In addition, the Companies will promptly notify the Collateral Agent of each change in the identity of any Representative. Promptly following the date hereof, the Trustee shall deliver to the Collateral Agent the names of the officers of the Trustee authorized to give directions hereunder on behalf of the Trustee. Each Representative of any Other Secured Parties agrees to notify the Collateral Agent of any change of its officers authorized to give directions hereunder on behalf of such Representative prior to the date of any such change. If the Collateral Agent does not receive the names of the officers of the Representative of any Other Secured Parties authorized to give directions hereunder on behalf of such Representative, the Collateral Agent may rely on any Person purporting to be authorized to give directions hereunder on behalf of such Representative. If the Collateral Agent is not informed of changes of the officers of the applicable Representative of the Other Secured Parties authorized to give directions hereunder on behalf of such Representative, the Collateral Agent may rely on the information previously provided to the Collateral Agent.

                  2.3 The Collateral Agent. Each of the Secured Parties, by its acceptance of the benefits hereof, hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of this Agreement and the Security Documents, together with such actions and powers as are reasonably incidental thereto.

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                  The bank serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Senior Lender as any other Senior Lender and may exercise the same as though it were not the Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Companies or any Grantor or other Affiliate thereof as if it were not the Collateral Agent hereunder.

                  The Collateral Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the Security Documents. The Collateral Agent shall make available for inspection by any Secured Party, upon request of the Representative of such Secured Party, each certificate or other paper furnished to the Collateral Agent by any Loan Party under or in respect of this Agreement, any Security Document or any portion of the Collateral Estate. The Companies hereby consent to the disclosure of such requested documents by the Collateral Agent to the Secured Parties. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a default under the Credit Agreement or the Indenture has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required to exercise in writing by the Instructing Group pursuant to this Agreement, and (c) except as expressly set forth in this Agreement and the Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to either Company or any Grantor that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Instructing Group pursuant to this Agreement, or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any default or event of default under the Senior Loan Documents or the Noteholder Documents, unless and until written notice thereof is given to the Collateral Agent by either Company or any Representative, as applicable, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with any Senior Loan Document or Noteholder Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Senior Loan Documents or Noteholder Documents, (iv) the validity, enforceability, effectiveness or genuineness of any Senior Loan Documents or Noteholder Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV of the Existing Credit Agreement or elsewhere in any Senior Loan Document or Noteholder Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent under the Senior Loan Documents or the Noteholder Documents.

                  Whenever in the performance of its duties under this Agreement, the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to either Company, any Grantor or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate purporting to be executed by an officer of such Person. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability with respect to any action taken, suffered or omitted in reliance upon any such certificate, or any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Companies), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

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

                  The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

                  Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Senior Lenders, the Trustee, the Representative of any Other Secured Party and the Companies. Upon any such resignation and so long as the Discharge of Senior Credit Agreement Claims has not occurred, the Required Lenders shall have the right, in consultation with the Companies, to appoint a successor, and if no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank (unless otherwise agreed by the Companies and the Required Lenders). Upon any such resignation of the Collateral Agent after the Discharge of Senior Credit Agreement Claims has occurred, the Majority Secured Parties shall have the right, in consultation with the Companies, to appoint a successor, and if no successor shall have been so appointed and shall have accepted such appointment within 15 days after the retiring Collateral Agent gives notice of its resignation, then the Trustee shall be appointed the successor Collateral Agent. If the Trustee shall not have accepted such appointment, the Collateral Agent, the Companies or the Majority Secured Parties may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed and shall have accepted such appointment as above provided.

                  Upon its appointment as Collateral Agent hereunder, a successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. Any successor Collateral Agent shall execute and deliver an appropriate supplement or amendment to this Agreement and other necessary amendments or supplements to the Security Documents to effect such appointment. The fees payable by the Companies to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Companies and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Section 2.3 and Section 2.4 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

                  2.4 Collateral Agent's Fees; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with this Agreement.

                  (b) Without limitation of its indemnification obligations under the Security Documents, the Senior Loan Documents or the Noteholder Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and its Related Parties against, and hold each of them harmless from, (i) any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not such Person is a party thereto; provided that such indemnity shall not, as to the Collateral Agent and its Related

Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Person and (ii) any and all present or future claims or liability for any recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies incurred in connection with this Agreement.

                  (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured by the Security Documents. The provisions of this Section 2.4 shall remain operative and in full force and effect regardless of the termination of this Agreement, any Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Noteholder Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any Security Document, any Senior Loan Document or any Noteholder Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 2.4 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.13(c) of the Credit Agreement.

                  (d) Notwithstanding anything to the contrary in this Agreement, as security for the payment of the Collateral Agent Fees, (i) the Collateral Agent is hereby granted a lien upon all Collateral and (ii) the Collateral Agent shall have the right to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover unpaid Collateral Agent Fees.

                  SECTION 3.   ENFORCEMENT; DETERMINATIONS RELATING TO
                               COLLATERAL.

                  3.1 Exercise of Remedies. So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against either Company or any other Grantor, (i) the Other Secured Parties will not exercise or seek to exercise any rights or remedies with respect to any Collateral, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent or, if the Discharge of Senior Credit Agreement Claims has not occurred, any Senior Credit Agreement Lender, the exercise of any right under any lockbox agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which any Other Secured Party is a party, or any other exercise by any such party, of any rights and remedies relating to the Collateral under the Security Documents or otherwise, or object to the forbearance by the Collateral Agent or, if the Discharge of Senior Credit Agreement Claims has not occurred, the Senior Credit Agreement Lenders, from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, (ii) the Collateral Agent shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding the release, disposition, or restrictions with respect to the Collateral in accordance with the terms of this Agreement and the Security Documents, without any consultation with or the consent of any Other Secured Party, and (iii) the Instructing Group shall have the exclusive right to direct the Collateral Agent's exercise of any and all such rights, remedies and determinations (it being understood that the foregoing shall not be construed to prevent the Collateral Agent from taking actions permitted to be taken by it in the absence of receipt of any direction from the Instructing Group); provided that (A) in any Insolvency or Liquidation Proceeding commenced by or against either Company or any Grantor, the Representative of any Other Secured Party may file a claim or statement of interest with respect to any Noteholder Claims or Senior Lender Claims with respect to which it is a Representative, and (B) the Representative of any Other Secured Party may take any action (not adverse to the rights of the Collateral Agent to exercise, or the Instructing Group to direct the exercise of, remedies in respect of the Collateral) in order to preserve or protect its Lien on the Collateral. In exercising rights and remedies with respect to the Collateral, the

Collateral Agent may enforce (and the Instructing Group may direct the enforcement of) the provisions of the Security Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of its (or their) sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

                  3.2 Determinations relating to Collateral; Releases of Collateral. (a) Subject to Sections 3.2(b), 5.2 and 5.3, so long as the Discharge of Senior Lender Claims has not occurred, in the event (i) the Collateral Agent shall receive any written request from any Loan Party under any Security Document for consent or approval with respect to any matter or thing relating to any Security Document, any Collateral or any Loan Party's obligations with respect thereto or (ii) there shall be due to or from the Collateral Agent under the provisions of any Security Document any material performance or the delivery of any material instrument or (iii) the Collateral Agent shall become aware of any nonperformance by any Loan Party of any covenant or any breach of any representation or warranty set forth in any Security Document, then, in each such event, the Collateral Agent shall advise the Administrative Agent and, after the Discharge of Senior Credit Agreement Claims has occurred, the Representatives of the Other Secured Parties, of the matter or thing as to which consent has been requested or the performance or instrument required to be delivered or the nonperformance or breach of which the Collateral Agent has become aware. So long as the Discharge of the Senior Lender Claims has not occurred, the Instructing Group shall have the exclusive authority to direct the Collateral Agent's response to any of the events or circumstances contemplated in clauses (i), (ii) and (iii) above.

                  (b) If in connection with:

                           (i) the exercise of the Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Collateral;

                           (ii) any sale, lease, exchange, transfer or other disposition of any Collateral; or

                           (iii) any other request by any Loan Party that any Collateral be released from the Liens thereon granted under any Security Document;

the Collateral Agent releases any Collateral from the Liens thereon granted under any of the Security Documents, then such Liens shall be released with respect to such Collateral and such release shall be binding upon all Secured Parties, and the Collateral Agent shall not have any liability to any Secured Party on account of such reliance; provided that, in the case of any release made in connection with clause (ii) or (iii) above, such release shall be permitted or not prohibited by the terms of the Senior Credit Agreement, including by virtue of the consent of the Required Lenders, and the Indenture (including Sections 10.03 and 11.03 of the Indenture) (and the Collateral Agent shall be fully protected if it shall receive a certificate signed by an officer of either Company to such effect). It is understood that the foregoing proviso shall not apply to releases of Collateral expressly contemplated and permitted by any Security Document to be effective without the necessity of any consent, and the Collateral Agent may confirm any such release at the request of any Grantor without liability to any Secured Party.

                  3.3 Cooperation. Subject to the proviso to the first sentence of Section 3.1 above each Representative of any Other Secured Parties agrees (on behalf of itself and such Other Secured Parties) that, unless and until the Discharge of Senior Credit Agreement Claims has occurred, it will not commence, or join with any Person (other than the Senior Credit Agreement Lenders and the Collateral Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien under any of the Security Documents or otherwise.

                  3.4 Exercise of Powers. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any Security Document may be exercised from time to time as herein and therein provided.

                  SECTION 4.   COLLATERAL ACCOUNT; DISTRIBUTIONS.

                  4.1 The Collateral Account. At such time as the Collateral Agent deems appropriate, the Collateral Agent shall establish and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Agent an account which shall be entitled the "ON Semiconductor Collateral Account" (the "Collateral Account"). All moneys which are received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral upon the exercise of the remedies in accordance with the terms of this Agreement or any Security Document shall be deposited in the Collateral Account and held by the Collateral Agent as part of the Collateral Estate and applied and disbursed in accordance with the terms of this Agreement. The Collateral Agent shall maintain such sub-accounts and records with respect to the Collateral Account as will permit the segregation and allocation of proceeds of Collateral in accordance with Section 4.4.

                  4.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account, and funds on deposit in the Collateral Account, shall constitute part of the Collateral Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

                  4.3 Investment of Funds Deposited in Collateral Account. The Collateral Agent may, at the request of the Companies, invest and reinvest moneys on deposit in the Collateral Account at any time in Permitted Investments; provided that the Collateral Agent, in its sole discretion, may (a) restrict such investments and reinvestments to Permitted Investments that have a shorter duration and higher credit quality than other Permitted Investments and
(b) decline to invest or reinvest any amount that it expects to distribute from the Collateral Account within one Business Day. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral Estate. The Collateral Agent shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity.

                  4.4 Application of Moneys. (a) The Collateral Agent shall have the right at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees.

                  (b) All remaining moneys held by the Collateral Agent in the Collateral Account received by the Collateral Agent with respect to the Collateral shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 4.4), be distributed (subject to the provisions of Sections 4.5 and 4.6) by the Collateral Agent on each Distribution Date in the following order of priority:

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

                  First: to the Collateral Agent for any unpaid Collateral Agent Fees and then to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees constituting administrative expenses allowable under Section 503(b) of Title 11 of the United States Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

                  Second: to any Secured Party which has theretofore advanced or paid any Collateral Agent Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Collateral Agent Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

                  Third: to the Secured Parties that hold Secured Obligations, in an amount equal to all Secured Obligations then owing to them, whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date; and

                  Fourth: any surplus then remaining shall be paid (i) if any Obligations in respect of the Second-Lien Notes are then outstanding, to the trustee under the indenture governing the Second-Lien Notes in accordance with the terms of the Intercreditor Agreement and (ii) if there are no Obligations in respect of the Second-Lien Notes then outstanding, to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (c) The term "unpaid" as used in Section 4.4(b) refers:

                  (i) in the absence of an Insolvency or Liquidation Proceeding with respect to the relevant Loan Party or Loan Parties, to all amounts of the relevant Senior Lender Claims and Noteholder Claims (other than contingent indemnification and other contingent obligations as to which the applicable Grantor has not received a notice of claim) outstanding as of a Distribution Date (and for the purpose of this provision, the amount of the Senior Lender Claims then outstanding shall include the undrawn face amount of, and any unreimbursed drawings under, any letter of credit), and

                  (ii) during the pendency of an Insolvency or Liquidation Proceeding with respect to the relevant Grantor(s), to all amounts allowed by the bankruptcy court in respect of the relevant Senior Lender Claims and Noteholder Claims as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions have not been made in respect thereof.

                  (d) Subject to Section 4.5, the Collateral Agent shall make all payments and distributions under this Section 4.4 to the respective Representatives of the Secured Parties, as applicable. Each such

Representative shall be responsible for insuring that amounts distributed to it are distributed to the relevant Secured Parties in the order of priority set forth herein.

                  4.5 Application of Moneys Distributable to Representatives. If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to
Section 4.4 to any Secured Party, the Collateral Agent may distribute such moneys to the Representative of such Secured Party (and shall not be responsible for the distribution of such moneys by such Representative); provided that if any Representative shall notify the Collateral Agent in writing that no provision is made under the Applicable Secured Documents for the application by such Representative of such moneys (whether because the relevant Noteholder Claims or Senior Lender Claims have not become due and payable or otherwise) and that the Applicable Secured Documents do not effectively provide for the receipt and the holding by such Representative of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, may, at the request of the Companies, invest such amounts in Permitted Investments, and shall hold all such amounts so distributable and all such investments and the net proceeds thereof solely as security for the relevant Noteholder Claims or Senior Lender Claims and for no other purpose until such time as such Representative shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the Applicable Secured Documents; provided further that the Collateral Agent, in its sole discretion, may (a) restrict such investments to Permitted Investments that have a shorter duration and higher credit quality than other Permitted Investments and (b) decline to invest any amount that it expects to distribute within one Business Day. Notwithstanding the foregoing, if, at any time, all the relevant Noteholder Claims or Senior Lender Claims in respect of which any moneys and investments (and proceeds thereof) are held by the Collateral Agent pursuant to this Section 4.5 cease to be outstanding for any reason, then such moneys and any moneys that constitute proceeds of such investments will be applied by the Collateral Agent in accordance with Section 4.4(b). The Collateral Agent shall not be responsible for any diminution in funds resulting from investments made at the direction of the Companies or from holding such moneys uninvested.

                  4.6 Collateral Agent's Calculations. In making the determinations and allocations required by Section 4.4, the Collateral Agent may conclusively rely upon, and shall have no liability to any of the Secured Parties for actions taken in reliance upon, information supplied by any Secured Party (or its Representative) as to the amounts of unpaid principal and interest and other amounts outstanding with respect to any Senior Lender Claims or the Noteholder Claims; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to Section 4.4 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by any Representative of any amounts distributed to it for distribution to any Secured Parties.

                  4.7 Payments Over. Any Collateral or proceeds thereof received by any Secured Party (or its Representative) in connection with the exercise of any right or remedy relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Collateral Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Collateral Agent is hereby authorized to make any such endorsements as agent for any Secured Party (or its Representative). This authorization is coupled with an interest and is irrevocable.

                  SECTION 5.   OTHER AGREEMENTS.

                  5.1 Insurance. Unless and until the Discharge of Senior Credit Agreement Claims has occurred, the Collateral Agent and the Required Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Credit Agreement and the Security Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Unless and until the Discharge of Senior Credit Agreement Claims has occurred, all proceeds of any such policy and any such award if in respect to the Collateral shall be paid to the Collateral Agent for the benefit of the Secured Parties to the extent required under the Senior Credit Agreement, the Security Documents and the Noteholder Documents and thereafter to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If any Other Secured Party (or its Representative) shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Collateral Agent in accordance with the terms of Section 4.7.

                  5.2 When Discharge of Senior Credit Agreement Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Credit Agreement Claims has occurred the Companies designate any Future First-Lien Credit Facility to be the "Senior Credit Agreement" hereunder, then such Discharge of Senior Credit Agreement Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such prior Discharge of Senior Credit Agreement Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement. Upon receipt of notice of such designation (including the identity of the new Collateral Agent), the Trustee shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as either Company or such new Collateral Agent shall request in order to provide to the new Collateral Agent the rights of the Collateral Agent contemplated hereby and (ii) deliver to the Collateral Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such Collateral Agent to obtain control of such Pledged Collateral).

                  5.3 Amendments to Security Documents. Unless and until the Discharge of Senior Lender Claims has occurred, the Instructing Group shall have the exclusive authority to direct the Collateral Agent to (or consent to any action by the Collateral Agent to) amend any provision of, or grant any waivers or consents in respect of, any Security Document, without any consent or approval of, or prior notice to, any other Secured Party; provided that no such amendment, waiver or consent shall, without the written consent of the Trustee, materially adversely affect the rights of the holders of the Noteholder Claims.

                  5.4 Right of Set-Off. Nothing in this Agreement shall prevent any Secured Party from exercising any right of set-off or counterclaim that such Secured Party may otherwise have.

                  SECTION 6.   INSOLVENCY OR LIQUIDATION PROCEEDINGS.

                  6.1 Financing Issues. If either Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, the Collateral Agent may, with the consent or at the direction of the Instructing Group, on an equal and ratable basis, permit the use of cash Collateral or permit either Company or any other Grantor to grant Liens on the Collateral to secure financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law ("DIP Financing"), and, in such event, Representatives of the Other Secured Parties (on behalf of themselves and such Other Secured Parties), agree that they will raise no objection to such use of cash Collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent contemplated by Section 6.3).

                  6.2 Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, the Representatives of the Other Secured Parties (on behalf of themselves and such Other Secured Parties) agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Instructing Group; provided that if the Senior Credit Agreement Lenders or the Collateral Agent seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, the request for such relief shall be made on behalf of all Secured Parties (subject to their cooperation in joining in such request to the extent necessary for such request to be made on behalf of all Secured Parties) or the Representatives of the Other Secured Parties (on behalf of themselves and the Other Secured Parties) shall be afforded an opportunity to join in or make such request. The Representative of the Senior Credit Agreement Lenders shall provide written notice to the Trustee (and to any other Representative of any Other Secured Parties that has requested, by written notice to the Representative of the Senior Credit Agreement Lenders, that it be so notified) of any such request by the Senior Credit Agreement Lenders for relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral.

                  6.3 Adequate Protection. If the Discharge of Senior Credit Agreement Claims has not occurred, the Representatives of the Other Secured Parties (on behalf of themselves and such Other Secured Parties) agree that none of them shall contest (or support any other Person contesting) (a) any request by or on behalf of the Senior Credit Agreement Lenders for adequate protection or (b) any objection by or on behalf of Senior Credit Agreement Lenders to any motion, relief, action or proceeding based on the Senior Credit Agreement Lenders claiming a lack of adequate protection; provided that in the case of any such request or objection referred to in clause (a) or (b) of this sentence, either such request or objection shall be made on behalf of all Secured Parties (subject to their cooperation in joining in such request or objection to the extent necessary for such request or objection to be made on behalf of all Secured Parties) or the Representatives of the Other Secured Parties (on behalf of themselves and the Other Secured Parties) shall be afforded an opportunity to join in or make such request or objection on an equal and ratable basis. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, if any Secured Party requests or is granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then the other Secured Parties may seek or request adequate protection in the form of additional collateral on an equal and ratable basis. The Representative of the Senior Credit Agreement Lenders shall provide written notice to the Trustee (and to any other Representative of any Other Secured Parties that has requested, by written notice to the Representative of the Senior Credit Agreement Lenders, that it be so notified) of any such request by the Senior Credit Agreement Lenders for adequate protection or any such objection by the Senior Credit Agreement Lenders claiming a lack of adequate protection.

                  6.4 Preference Issues. If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of either Company or any other Grantor any amount (a "Recovery"), then the Secured Obligations shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

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

                  SECTION 7.   RELIANCE; WAIVERS; ETC.

                  7.1 Reliance. The consent by the Required Lenders to the execution and delivery of amendments to the Security Documents to provide that the Noteholder Claims are secured by the Liens or the Collateral granted thereunder, and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to either Company or any Grantor, shall be deemed to have been given and made in reliance upon this Agreement. The Trustee, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on the Collateral Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture or this Agreement.

                  7.2 No Warranties or Liability. The Trustee, on behalf of itself and the Noteholders, acknowledges and agrees that each of the Collateral Agent and the Senior Lenders has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Security Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Trustee or any of the Noteholders have in the Collateral or otherwise, except as otherwise provided in this Agreement and the Security Documents. Neither any Senior Lender nor any of their Representatives shall have any duty to the Trustee or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with either Company or any Subsidiary thereof (including the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

                  7.3      No Waiver.

                  (a) No right of the Senior Lenders, the Collateral Agent or any of them to enforce any provision of this Agreement, any Senior Loan Document or any Security Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of either Company or any other Grantor or by any act or failure to act by any Senior Lender or the Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any Senior Loan Document, any Noteholder Document or any Security Document, regardless of any knowledge thereof which the Collateral Agent or the Senior Lenders, or any of them, may have or be otherwise charged with.

                  (b) The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Collateral Agent shall have no liability to the Trustee or any Noteholder, and the Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or the Collateral Agent, arising out of any and all actions which the Senior Lenders may take or permit or omit to take with respect to: (i) the Senior Loan Documents or (ii) the collection of the Senior Lender Claims. The Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Collateral Agent have no duty to them in respect of the maintenance or preservation of the Collateral or otherwise.

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

                  7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Collateral Agent and the Secured Parties hereunder shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any Senior Loan Documents or any Noteholder Documents;

                  (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Loan Document or of the terms of the Indenture or any other Noteholder Document;

                  (c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

                  (d) the commencement of any Insolvency or Liquidation Proceeding in respect of either Company or any other Grantor; or

                  (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, either Company or any other Grantor in respect of the Senior Lender Claims, or of the Trustee or any Noteholder in respect of this Agreement.

                  SECTION 8.   MISCELLANEOUS.

                  8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Security Documents, the Senior Loan Documents or the Noteholder Documents, the provisions of this Agreement shall govern.

                  8.2 Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the later of (a) the date on which the Discharge of Senior Lender Claims shall have occurred and (b) the indefeasible payment in full of the Noteholder Claims. The Senior Lenders may continue, at any time and without notice to the Trustee or any Noteholder, to extend credit and other financial accommodations and lend moneys to or for the benefit of either Company or any Grantor constituting Senior Lender Claims on reliance hereof. The Trustee, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  8.3 Amendments; Waivers. With the written consent of the Instructing Group, the Collateral Agent and the Companies may from time to time amend, supplement or waive any provision hereof; provided that no such amendment, supplement or waiver shall, without the written consent of the Trustee, materially adversely affect the rights of the Noteholders. The Companies and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly affected. The Companies hereby agree to execute and deliver any supplement or amendment to this Agreement or the Security Documents or any

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

other document or instrument necessary to evidence the appointment of a successor Collateral Agent pursuant to Section 2.3.

                  8.4 Information Concerning Financial Condition of the Companies and the Subsidiaries. The Senior Lenders and their Representatives, on the one hand, and the Trustee and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Companies and the Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Collateral Agent and the Senior Lenders shall have no duty to advise the Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Collateral Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Trustee or any Noteholder, it or they shall be under no obligation (w) to make, and the Collateral Agent and the Senior Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

                  8.5 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.6 below for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any Security Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                  8.6 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to their Representatives. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

                  8.7 Further Assurances. The Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Collateral Agent such additional documents and instruments (in recordable form, if requested) as the Collateral Agent may reasonably request to effectuate the terms of and the Liens contemplated by this Agreement.

                  8.8 GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE

PARTIES BOUND HEREBY DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  8.9 Binding on Successors and Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon the Secured Parties, the Companies and their respective permitted successors and assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of the Secured Parties, the Companies and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Collateral or the Collateral Estate. No other Person shall have or be entitled to assert rights or benefits hereunder.

                  8.10 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

                  8.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

                  8.12 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

                  8.13 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Companies or any other Grantor shall include any Company or Grantor as debtor and debtor-in-possession and any receiver or trustee for any Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

                  8.14 Trustee. It is understood and agreed that Wells Fargo Bank Minnesota, National Association is entering in this Agreement in its capacity as Trustee and the provisions of Article 7 of the Indenture applicable to the Trustee thereunder shall also apply to the Trustee hereunder.

                  8.15 Designations; Future Representatives of Senior Lenders. For purposes of the provisions hereof and the Indenture requiring the Companies to designate Indebtedness for the purposes of the term "Credit Agreement Obligations" under the Indenture, "First-Lien Credit Facilities" or "Senior Credit Agreement" or any other designations for any other purposes hereunder or under the Indenture, any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Companies by an officer thereof and delivered to the Trustee and the Collateral Agent. For all purposes hereof and the Indenture, the Companies hereby designate the Credit Facilities provided pursuant to the Existing Credit Agreement as the First-Lien Credit Facility and any Obligations in respect of the Existing Credit Agreement as "Credit Agreement Obligations" under the Indenture.

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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            JPMORGAN CHASE BANK,
                                            as Collateral Agent and as
                                            Administrative Agent under the
                                            Existing Credit Agreement,

                                            By: /s/ EDMOND DEFOREST
                                                -------------------
                                            Name:  Edmond DeForest
                                            Title: Vice President

                                            Address:

                                            270 Park Avenue
                                            New York, New York 10017
                                            Attention: Corporate Banking
                                            Telecopy No.: (212) 270-4584

                                            WELLS FARGO BANK MINNESOTA, NATIONAL
                                            ASSOCIATION,
                                            as Trustee,

                                            By: /s/ JOSEPH P. O'DONNELL
                                                -----------------------
                                            Name:  Joseph P. O'Donnell
                                            Title: Corporate Trust Officer

                                            Address:

                                            213 Court Street, Suite 703
                                            Middletown, Connecticut 06457
                                            Attention: Corporate Trust Services
                                            Telecopy No.: (860) 704-6219

                                            ON SEMICONDUCTOR CORPORATION,

                                            By: /s/ JOHN T. KURTZWEIL
                                                ---------------------
                                            Name:  John T. Kurtzweil
                                            Title: Chief Financial Officer

                                            Address:

                                            5005 East McDowell Road
                                            Phoenix, Arizona 85005
                                            Attention: General Counsel
                                            Telecopy No.: (602) 244-5601

                                            SEMICONDUCTOR COMPONENTS INDUSTRIES,
                                            LLC,

                                            By: /s/ JOHN T. KURTZWEIL
                                                ---------------------
                                            Name:  John T. Kurtzweil
                                            Title: Chief Financial Officer

                                            Address:

                                            5005 East McDowell Road
                                            Phoenix, Arizona 85005
                                            Attention: General Counsel
                                            Telecopy No.: (602) 244-5601

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